DECOMISSIONING PROVISION	12 Months Ended
Dec. 31, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
DECOMMISSIONING PROVISION
DECOMMISSIONING PROVISION

($ millions)	2019	2018
Balance at January 1	573	551
Unwinding of discount rate	14	12
Change in rates	191	—
Acquisition (Note 6)	74	—
Additions	28	18
Change in cost estimates and other	(13)	(8)
Total	867	573
Less current portion (included in accrued liabilities)	(3)	(4)
Balance at December 31	864	569

The decommissioning provision reflects the discounted cash flows expected to be incurred to decommission Pembina's pipeline systems, gas processing and fractionation plants, storage and terminalling hubs, including estimated environmental reclamation and remediation costs.
Changes in the measurement of the decommissioning provision are added to, or deducted from, the cost of the related property, plant and equipment or right of use asset. When a re-measurement of the decommissioning provision relates to a retired asset, the amount is recorded in earnings.
The undiscounted cash flows at the time of decommissioning are calculated using an estimated timing of economic outflows ranging from one to 83 years, with the majority estimated at 50 years. The estimated economic lives of the underlying assets form the basis for determining the timing of economic outflows.
At December 31, 2018, Pembina used a 1.8 percent inflation rate per annum and a risk-free nominal rate of 2.3 percent to calculate the present value of the decommissioning provision.
In the third quarter of 2019, due to forces influencing global capital markets, long-term risk free nominal rates in Canada declined below target inflation rates, implying a negative real rate of return. Pembina determined that applying these rates to current cost estimates would not provide an accurate measurement of the decommissioning liability as observable stand-alone risk free real rates of return continue to be positive. To provide a more accurate measurement of the liability, Pembina applied a risk-free real return rate of 0.3 percent to estimate the present value of the decommissioning provision at September 30, 2019, resulting in a change in estimate. The risk-free real return rate represents an observable, market based risk-free rate of return after adjusting for inflation.
In the fourth quarter of 2019, Pembina continued to apply a risk free real return rate of 0.3 percent to estimate the present value of the decommissioning provision at December 31, 2019. The change in rates of $191 million includes $135 million resulting from the recalculation of the Kinder Acquisition decommissioning provision using the real risk free rate of 0.3 percent compared to the risk adjusted rate at the acquisition date in the purchase price equation.
The decommissioning provision reflects the discounted cash flows expected to be incurred to decommission the Company's pipeline systems, gas processing and fractionation plants, and storage and terminalling hubs, including the addition of environmental reclamation and remediation costs in the current year.
The undiscounted cash flows at the time of decommissioning are calculated using an estimated timing of economic outflows ranging from 1 to 83 years, with the majority estimated at 50 years. The estimated economic lives of the underlying assets form the basis for determining the timing of economic outflows.